OTHER PROVISIONS (Tables)	12 Months Ended
Dec. 31, 2017
Other Provisions [Abstract]
Other provisions details
		Environmental	Asset
	Notes	remediation (a)	retirement (b)	Other	Total
December 31, 2016		141	231	9	381
Additional provisions or changes in estimates	34	23	177	25	225
Draw-downs		(20)	(10)	(4)	(34)
Reversals		-	-	(2)	(2)
Accretion		2	6	-	8
Other adjustments		-	-	1	1
Foreign currency translation		3	3	-	6
December 31, 2017		149	407	29	585
Current portion		22	17	24	63
Non-current portion		127	390	5	522
		149	407	29	585

(a) We estimate that we will settle our environmental remediation liabilities between 2018 and 2042. We discount obligations using rates ranging from 0.65 percent to 4.00 percent (2016 – 0.65 percent to 4.00 percent). Provisions include $42-million of remediation liabilities we retained for the Idaho phosphate mining and processing sites as a condition of the sale. No individual site provision is material.

(b) Mining, extraction, processing and distribution activities result in asset retirement obligations in the normal course of operations. Obligations include closure, dismantlement, site restoration or other legal or constructive obligations for termination and retirement of assets. Expenditures may occur before and after closure. We expect to incur expenditures for our phosphate obligations over the next 70 years. We expect to make payments for our potash and nitrogen obligations after that time. Timing of expenditures depends on several factors, such as the life and nature of the asset, legal requirements and technology. We estimate obligations using discount rates ranging from 1.22 percent to 4.55 percent (2016 – 1.22 percent to 4.55 percent). Provisions include $162-million related to obligations we retained for the Conda Idaho phosphate mining and processing sites, and $195-million for our Redwater, Alberta facility. No other site provision is material.